                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event   October 15, 1998
                                       --------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                             The Money Store Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                             Applied For
----------                                             -----------
State or other          (Commission                 (IRS Employer
jurisdiction of         File Number)                ID Number)
incorporation)


2840  Morris Avenue, Union, New Jersey   07083
----------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                                --------------

                                 n/a
-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1998 Remittance Date.


Item 7    Financial Statements and Exhibits
          ---------------------------------

     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE INC.


                                        By: /s/ Harry Puglisi
                                        ------------------------
                                                  Harry Puglisi
                                                  Treasurer

                                  Schedule A

                              List of Originators
                              -------------------

                                    1998-C
                                    ------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                       TRUST ADMINISTRATOR'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE OCTOBER 9, 1998 DETERMINATION DATE.

                                                                          POOL I                              POOL II
1.  AGGREGATE AMOUNT RECEIVED                                         $7,227,628.22                       $4,311,083.31
    ADJ: RECALCULATION                                                         0.00                                0.00
                                                                      -------------                       -------------

                                                                       7,227,628.22                        4,311,083.31

    LESS: SERVICE FEE                                                     64,814.45                           36,788.44
          CONTINGENCY FEE                                                 64,814.45                           36,788.44
          OTHER SERVICER FEES (Late Charges / Escrow)                    135,341.13                          199,292.13
          UNREIMBURSED MONTHLY ADVANCES                                        0.00                                0.00
                                                                      -------------                       -------------

                                                                         264,970.03                          272,869.01

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
            COMPENSATING INTEREST (6.12)                               1,370,209.19                        1,258,698.53


                                                                      -------------                       -------------
                                                                       1,370,209.19                        1,258,698.53

    LESS: EXCESS SPREAD (I-19)                                         2,783,505.36                        1,798,073.87


                                                                      -------------                       -------------
    AVAILABLE REMITTANCE AMOUNT                                        5,549,362.01                        3,498,838.96
                                                                      =============                       =============



2. (A) ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                            401,250,000.00

   (B) ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                            133,750,000.00

   (C) ORIGINAL CLASS AV PRINCIPAL BALANCE                                              360,000,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AF-1                                             3,219,000.00
     CLASS AF-2                                             1,073,000.00

 TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                4,292,000.00

     CLASS AV (POOL II) PRINCIPAL DISTRIBUTION              2,632,000.00

4.   TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
     POOL I INSURED PAYMENT                                         0.00
     POOL II INSURED PAYMENT                                        0.00

5.   CURRENT INTEREST REQUIREMENTS
     CLASS AF-1                                             1,008,781.73
     CLASS AF-2                                               326,944.44
     CLASS AV                                                 903,475.20

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD                  # ACCOUNTS           DOLLARS
                                          58                2,867,458.18
                                          23                2,045,407.75

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD
            POOL I                                            926,903.12
            POOL II                                           497,703.55

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD
            POOL I                                            497,521.06
            POOL II                                            88,254.34

9.   AMOUNT OF INTEREST RECEIVED
            POOL I                                          2,800,404.73
            POOL II                                         1,480,425.54

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
            POOL I                                                  0.00
            POOL II                                                 0.00

     (B)  AMOUNT OF COMPENSATING INTEREST
            POOL I                                                  0.00
            POOL II                                                 0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
           POOL I                                                                                 0.00
           POOL II                                                                                0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                1,008,781.73
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               3,219,000.00
      (C) CARRY FORWARD AMOUNT                                                0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                   4,227,781.73

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                  326,944.44
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               1,073,000.00
      (C) CARRY FORWARD AMOUNT                                                0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                   1,399,944.44

     POOL I REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                1,335,726.18
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               4,292,000.00
      (C) CARRY FORWARD AMOUNT                                                0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL POOL I REMITTANCE AMOUNT                                                      5,627,726.18

     CLASS AV REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                  903,475.20
      (B) PRINCIPAL DISTRIBUTION AMOUNT                               2,632,000.00
      (C) CARRY FORWARD AMOUNT                                                0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

      TOTAL CLASS AV REMITTANCE AMOUNT                                                    3,535,475.20

14.(A) REIMBURSABLE AMOUNTS
   (B) CLASS X REMITTANCE AMOUNT PAYABLE

           POOL I                                                                         2,653,758.82
           POOL II                                                                        1,723,862.63

15.(A) CLASS AF-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                               398,031,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCA
            OF REALIZED LOSSES                                         132,677,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                         357,368,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                         530,708,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                         357,368,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)                  100.00%

    (B) EXCESS SPREAD (POOL I)                                           2,783,505.36
        EXCESS SPREAD (POOL II)                                          1,798,073.87

        TOTAL EXCESS SPREAD (POOL I and II)                              4,581,579.24

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                    0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                   0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                       0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                         0.00
                  POOL II                                                        0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                      284.618
                  POOL II                                                     357.541

    (B) THE WEIGHTED AVERAGE MORTGAGE
    INTEREST RATE
                  POOL I                                                       10.630%
                  POOL II                                                      10.053%

19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                       64,814.45
                  POOL II                                                      36,788.44

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                       64,814.45
                  POOL II                                                      36,788.44

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                                        5,684.38
                  POOL II                                                       3,825.00

      (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
                  POOL I                                                       45,698.00
                  POOL II                                                      33,750.00

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO            POOL I                 POOL II
      SERVICERS PURSUANT TO:
           (A) SECTION 4.04 (b)                                  0.00               0.00
           (B) SECTION 4.04 (c)                                  0.00               0.00
           (C) SECTION 4.04 (d)(ii)                              0.00               0.00
           (D) SECTION 4.04 (e)                                  0.00               0.00
           (E) SECTION 4.04 (f)(i)                         129,628.90          73,576.88

21.   CLASS
      CURRENT CLASS AF-1 PRINCIPAL BALANCE             398,031,000.00         0.99197757
      ORIGINAL CLASS AF-1 PRINCIPAL BALANCE            401,250,000.00

      CLASS AF-2 POOL FACTOR (I-5):
      CURRENT CLASS AF-2 PRINCIPAL BALANCE             132,677,000.00         0.99197757
      ORIGINAL CLASS AF-2 PRINCIPAL BALANCE            133,750,000.00

      POOL I FACTOR:
      CURRENT POOL I PRINCIPAL BALANCE                 530,708,000.00         0.99197757
      ORIGINAL POOL I PRINCIPAL BALANCE                535,000,000.00

      CLASS AV (POOL II) FACTOR:
      CURRENT CLASS AV PRINCIPAL BALANCE               357,368,000.00         0.99268889
      ORIGINAL CLASS AV PRINCIPAL BALANCE              360,000,000.00

22.   (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                10.630%
           POOL II                                                               10.053%

      (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                 9.925%
           POOL II                                                                9.328%

      (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                              5.733%

           CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                        5.772%

                                                      ----------------------------------
      (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR   08/31/98              09/30/98
                                                      ----------------------------------
           POOL I                                       10.651%               10.630%
           POOL II                                      10.055%               10.053%




   23.   CLASS AH-1 REMITTANCE RATE                                5.64672%
         CLASS AH-2 REMITTANCE RATE
         CLASS AV REMITTANCE RTATE

         IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
         LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1             N/A
                                                 CLASS AH-2           N/A
                                                 CLASS AV             N/A

   24.   LIBOR RATE                                                5.62500%
         AUCTION RATE

   25.   CLASS AH-1 NET FUNDS CAP
         CLASS AH-2 NET FUNDS CAP
         CLASS AV NET FUNDS CAP

   26.   CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER        0.00

   27.   (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER                                           0.00
         (B) LIBOR INTEREST CARRYOVER BALANCE                         0.00

   28.   (A) SUPPLEMENTAL INTEREST AMOUNT                             0.00

         (B) SUPPLEMENTAL INTEREST PAYMENT                            0.00

         (C) SUPPLEMENTAL INTEREST EXCESS                             0.00

   29.   SPREAD BALANCE

   30.   SPECIFIED SPREAD ACCOUNT REQUIREMENT

                                             EXHIBIT O ( POOL I )
                REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1998

REMIC             OUTSTANDING       #
SERIES            DOLLARS           ACCOUNTS    RANGES              AMOUNT           NO       PCT
1998-C-I          $530,708,149.31  10,416       1 TO 29 DAYS       46,538,693.67       857    8.77%
                                                30 TO 59 DAYS       6,098,575.45       111    1.15%
                                                60 TO 89 DAYS       1,103,858.59        18    0.21%
                                                90 AND OVER                 0.00         0    0.00%

                                                FORECLOSURE            31,257.41         2     0.01%
                                                REO PROPERTY                0.00         0     0.00%


                                                TOTALS            $53,772,385.12       988     10.13%
                                                                  ===================================



                                             EXHIBIT O ( POOL II )

                  REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1998

REMIC             OUTSTANDING       #
SERIES            DOLLARS           ACCOUNTS    RANGES                  AMOUNT          NO       PCT
1998-C-II         $357,368,634.49    4,189      1 TO 29 DAYS         29,906,215.05      313     8.37%
                                                30 TO 59 DAYS          3,143,026.80       35     0.88%
                                                60 TO 89 DAYS            147,607.35        1     0.04%
                                                90 AND OVER                    0.00        0     0.00%

                                                FORECLOSURE                    0.00        0     0.00%
                                                REO PROPERTY                   0.00        0     0.00%



                                                TOTALS               $33,196,849.20      349     9.29%
                                                                     =================================

1998-C

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                             POOL I

SUBCLAUSE         CLASS AF-1       CLASS AF-2       CLASS AV
-------------------------------------------------------------
(ii)               1,000.00         1,000.00        1,000.00

(vi)                   5.36             5.36            5.68

(vii)                  1.73             1.73            1.38

(viii)                 0.93             0.93            0.25

(xiii)     (a)         2.51             2.44            2.51
           (b)         8.02             8.02            7.31
           (c)         0.00             0.00            0.00
           (d)         0.00             0.00            0.00

(xv)                 991.98           991.98          992.69

(xxxvi)                0.00             0.00            0.00